UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 23, 2021

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S 4th St, Suite 401-412
Minneapolis, MN	55415
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	QUMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 23, 2021, Thomas A. Krueger accepted an offer of employment from Qumu Corporation (the “Company”) to serve as the Company’s Chief Financial Officer beginning December 6, 2021. In this role, Mr. Krueger will be the Company’s principal financial officer and principal accounting officer.

Thomas A. Krueger, age 50, has most recently served as the Vice President, Finance of Khoros, LLC since March 2019. Khoros, which was built from a merger of Lithium and Spredfast in late 2018, is a San Francisco, California based SaaS company that provides social customer engagement and management for enterprises. In addition to providing finance leadership to multiple acquisitions by Khoros, Mr. Krueger also contributed to the Lithium/Spredfast merger with analysis of merger synergies, reporting and planning for the combined business, and implementation of post-merger growth plans. From December 2020 to March 2021, Mr. Krueger served as acting Chief Financial Officer of Khoros, with full responsibility for the finance department. Mr. Krueger joined Lithium in May 2015 as its Vice President, Financial Planning and Analysis and in that role, Mr. Krueger led forecasting, pipeline analyses, internal reporting and financial analysis support to venture debt funding and M&A, including in Lithium’s sale to a private equity firm. Prior to joining Lithium, Mr. Krueger was the Senior Director, Financial Planning and Analysis from January 2013 to April 2015 at Meltwater, a private equity backed SaaS-based social media monitoring company. From 2004 to 2013, Mr. Krueger also previously held a range of finance and sales leadership roles at Salesforce, including Director, Sales Strategy Cloud Team and Finance Director. Mr. Krueger has a Bachelor of Science degree in Mathematics, cum laude, from Villanova University and a Master of Business Administration degree from Georgetown University’s McDonough School of Business. Mr. Krueger is a veteran of the United States Navy.

Under the terms of the offer letter, Mr. Krueger’s annual base salary will be $300,000, payable according to the Company’s regular payroll practices. Mr. Krueger will be eligible to participate in the Company’s annual company bonus plan, which is a cash incentive program based upon the Company’s achievement of specific annual performance goals as determined by the Compensation Committee. For 2021, Mr. Krueger will be eligible for a bonus of 50% of his base salary at the target level of achievement of the performance goals specified by the Compensation Committee, pro-rated for the 2021 calendar year. Mr. Krueger will also participate in the Company’s 401(k) plan and health, dental, disability and life insurance and other benefit plans on the same basis as other employees of the Company. The Compensation Committee of the Board of Directors of the Company recommended, and the Board of Directors approved, the compensation to Mr. Krueger under the offer letter.

Pursuant to the offer letter, Mr. Krueger will be granted a seven year non-qualified stock option to purchase 200,000 shares of the Company’s common stock. The option will have an exercise price equal to the fair market value of the Company’s common stock as of the grant date and vest with respect to 25% of the shares underlying the option on the first four anniversaries of Mr. Krueger’s first day of employment. The stock option to Mr. Krueger will be granted outside of the Company’s shareholder-approved Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) pursuant to the exception for an inducement grant contained in Nasdaq Listing Rule 5635(c)(4). However, the option will have terms that will mirror in all respects the options granted under 2007 Plan and the Company’s standard form of non-qualified option agreement. In accordance with the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards, the grant date for the stock option award to Mr. Krueger will be the later of the first day of employment or first day of the next open window period.

Pursuant to the offer letter, Mr. Krueger will enter into the Company’s current form of letter agreement relating to severance and change of control benefits (the “letter agreement”) in substantially the form attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013 and summarized therein, except that Mr. Krueger’s base pay continuation benefit, payout of bonus and COBRA coverage benefit are all for six month periods and Mr. Krueger’s change in control severance payment is 50% of the specified amount in the form of letter agreement. The Company’s entry into the letter agreement with Mr. Krueger was also recommended by the Compensation Committee and also approved by the Board of Directors. Except with respect to this letter agreement, Mr. Krueger’s employment with the Company is “at will.” Mr. Krueger also entered into the Company’s standard agreement with employees governing assignment of inventions, confidential information and non-competition.

The foregoing summary of the offer letter and the letter agreement do not purport to be complete and are subject to and qualified in their respective entirety by reference to the offer letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02, and the letter agreement, which is incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013 and is incorporated by reference into this Item 5.02.

On November 29, 2021, the Company issued a press release relating to Mr. Krueger’s appointment as Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Letter Agreement effective November 23, 2021 regarding Offer of Employment by Qumu Corporation and Thomas A. Krueger.

10.2
Letter Agreement Regarding Severance and Change In Control Benefits between Qumu Corporation and Thomas A. Krueger (incorporated by reference to form of agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013).

99.1	Press Release issued on November 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ TJ Kennedy
TJ Kennedy
Chief Executive Officer

Date: November 30, 2021